Exhibit 10.22

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW.

WARRANT TO PURCHASE STOCK

Company:	Tangoe, Inc., a Delaware corporation
Number of Shares:	850,000, subject to adjustment
Class of Stock:	Series F Convertible Preferred Stock, $.0001 par value
Initial Exercise Price:	$1.1776 per share, subject to adjustment
Issue Date:	July 28, 2008
Expiration Date:	July 28, 2015

THIS WARRANT CERTIFIES THAT, for value received, receipt of which is hereby acknowledged, ORIX Venture Finance LLC (“Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the Class of Stock (the “Shares”) of Tangoe, Inc., a Delaware corporation (the “Company”), having a principal place of business located at 35 Executive Boulevard, Orange, Connecticut 06477, at the initial exercise price per Share (the “Warrant Price”) set forth above, as constituted on the date hereof and as adjusted pursuant to the other terms of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is being issued pursuant to a First Amendment to Loan and Security Agreement between the Company and Holder dated as of July 28, 2008 (the “Loan Agreement”) (Capitalized terms used herein, which are not defined, shall have the meanings set forth in the Loan Agreement.)

ARTICLE 1.  SHARES; EXERCISE.

1.1          Number of Shares.  The number of Shares initially subject to this Warrant shall initially be the number of Shares set forth above.

1.2          Method of Exercise.  Holder may exercise this Warrant by delivering (including a facsimile transmission) a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company.  Unless Holder is exercising the conversion right set forth in Section 1.3, Holder shall also deliver to the Company the aggregate Warrant Price for the Shares being purchased (i) by wire transfer or by check, or (ii) by notice of cancellation of indebtedness of the Company to Holder, or (iii) a combination of (i) or (ii).

1.3          Conversion Right.  In lieu of exercising this Warrant as specified in Section 1.2, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon the proposed whole or partial exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.6 below.

1.4          Effective Date of Exercise.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the Shares issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

1.5          No Rights of Shareholder. This Warrant does not entitle Holder to any voting rights as a shareholder of the Company prior to the exercise hereof. Upon exercise hereof, as set forth herein, the Holder shall be deemed to be a shareholder of the Company holding the number of shares as to which this Warrant has been exercised on the date the Notice of Exercise in substantially the form attached as Appendix 1 has been delivered to the principal office of the Company with any payment or other documents called for by the terms hereof.

1.6          Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company’s stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company.  If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.  The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation.  If the Company and Holder are unable to agree on such investment banking firm, then the Holder shall select three reputable investment banking firms, and from those three firms the Company shall select one to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

1.7          Delivery of Certificate and New Warrant.  Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired shall be delivered to Holder.

1.8          Replacement of Warrants. On receipt of an affidavit of an officer of the Holder of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.9          Acquisition of the Company. Upon the closing of any Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. As used herein, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, sale of stock, consolidation, or merger of the Company in which the holders of the Company’s voting securities before the transaction (for such purpose treating all outstanding options and warrants to purchase voting securities of the Company as having been exercised and treating all outstanding debt and equity securities convertible into voting securities of the Company as having been converted) beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.10 Automatic Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all of the Shares subject hereto, and if the fair market value of one Share is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 1.3 above (even if not surrendered) immediately before its expiration date as set forth in this Warrant. For purposes of such automatic exercise, the fair market value of one Share upon such expiration shall be determined pursuant to Section 1.6 above. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

ARTICLE 2.  ADJUSTMENTS TO THE SHARES.

2.1          Stock Dividends, Splits, Etc.  If the Company declares or pays a dividend on its Stock payable in Common Stock or other securities, or subdivides the outstanding Stock into a greater amount of Stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

2.2          Reclassification, Exchange or Substitution.  Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event.  Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to Common Stock pursuant to the terms of the Company’s Articles or Certificate of Incorporation upon the closing of a registered public offering of the Company’s Common Stock.  After the occurrence of such an event, the Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property.  The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3          Adjustments for Combinations, Etc.  If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

2.4          Price Adjustment. If the Company issues additional common shares (including shares of Common Stock ultimately issuable upon conversion of a security convertible into Common Stock) after the date of the Warrant and the consideration per additional common share is less than the Warrant Price in effect immediately before such issue, the price at which the Shares are converted to Common Stock shall be adjusted in accordance with the treatment of the series of securities of which the Shares are part under the Company’s Certificate of Incorporation.

2.5          No Impairment. The Company shall not, by amendment of its Articles or Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment.

2.6          Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share.  If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder a cash amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.7          Certificate as to Adjustments; Other Adjustments.  Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.  If any change in the outstanding securities of the Company or any other event occurs, as to which the other provisions of this Article 2 are not strictly applicable, or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares subject to this Warrant, the Warrant Price or the application of such provisions, so as to protect such purchase rights as aforesaid and to give the Holder, upon exercise for the same aggregate Warrant Price, the total number, class and kind of securities as it would have owned had the Warrant been exercised prior to the event and had it continued to hold such securities until after the event requiring the adjustment.

ARTICLE 3.  REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1          Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(a)           The initial Warrant Price hereunder is not greater than the price per share at which the Shares were last issued in an arm’s length transaction in which at least $500,000 of the Shares were sold.

(b)           All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company shall, at all times, reserve a sufficient number of Shares and of shares of Common Stock for issuance upon Holder’s exercise of its rights hereunder and conversion of the Shares.

(c)           The Capitalization Table attached hereto as Exhibit A is true and complete as of the Issue Date.

3.2          Notice of Certain Events.  If the Company proposes at any time (a) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of Common Stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company’s securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; (2) in the case of the matters referred to in (c) and (d) above at least 10 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights; provided that in the case of the matters referred to in (d) above, Holder shall treat such notice as confidential information and shall not divulge it to any person or entity other than its attorneys or accountants or otherwise as required by applicable law.

3.3          Information Rights.  So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within 150 days after the end of each fiscal year of the Company, an accountant-reviewed year end financial statement and certified by an Officer of the Company, (c) within forty-five (45) days after the end of each fiscal quarter of the Company, a Company-prepared quarterly financial statement of the Company (provided the same are required to be delivered to shareholders of the same class of stock that this Warrant is exercisable for), and (d) within thirty (30) days after the end of each month, a Company-prepared monthly financial statement of the Company (provided the same are required to be delivered to shareholders of the same class of stock that this Warrant is exercisable for).

3.4          Registration Under Securities Act of 1933, as amended. The Company agrees that with respect to the Shares or, if the Shares are convertible into Common Stock of the Company, such Common Stock, Holder shall have incidental, or “Piggyback,” and S-3 registration rights pursuant to and as set forth in the Company’s Seventh Amended and Restated Investor Rights Agreement dated March 9, 2007, as the same is in effect on the date hereof. In the event of any subsequent changes to said Agreement which would be advantageous to the Holder’s registration rights, the Holder shall have the benefit of such changes, but no changes to said Agreement which would be less advantageous to the Holder with respect to such registration rights shall be binding on the Holder.

ARTICLE 4.  REPRESENTATIONS, WARRANTIES OF THE HOLDER.  The  Holder represents and warrants to the Company as follows:

4.1          Purchase for Own Account.  Except for transfers to Holder’s affiliates, this Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the 1933 Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2          Disclosure of Information.  The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities.  The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

4.3          Investment Experience. The Holder:  (i) has experience as an investor in securities and acknowledges that the Holder is able to fend for itself, can bear the economic risk of the Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4          Accredited Investor Status.  The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the 1933 Act.

ARTICLE 5.  MISCELLANEOUS

5.1          Term.  This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

5.2          Legends.  This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AS PERMITTED UNDER APPLICABLE LAW.

5.3          Compliance with Securities Laws on Transfer.  This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee.

5.4          Transfer Procedure.  Subject to the provisions of Section 5.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

5.5          Notices.  All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, to such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

5.6          Waiver: Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7          Issue Tax.  The issuance of the securities subject to this Warrant shall be made without charge to the Holder for any issue tax (other than applicable income taxes) in respect thereof.

5.8          Attorneys Fees.  In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs reasonably incurred in such dispute, including reasonable attorneys’ fees.

5.9          Governing Law. This Warrant and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of Holder and Company shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of Delaware.

TANGOE, INC.

		By	/s/ Albert R. Subbloie
		Title	President & CEO
Holder:

ORIX Finance Equity Investors, LP

By:	ORIX Finance Corp., its General Partner

By	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Managing Director

APPENDIX 1

NOTICE OF EXERCISE

1.             The undersigned hereby elects to purchase            shares of the Series              Preferred Stock of [Company] pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

1.             The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to                              of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

2.             Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

3.             The undersigned represents it is acquiring the Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

(Signature)

Date

Exhibit A

Capitalization Table

TANGOE, INC.

CAP TABLE

AS OF JULY 28, 2008

	Issued and Outstanding Stock
Shareholder	Common Stock	Series A Preferred	Series B Preferred	Series C Preferred	Series D Preferred	Series D1 Preferred	Series E Preferred	Series F Preferred	Series 1 Preferred	Series 2 Preferred	Total
Edison Venture	—	—	8,170,464	3,823,724	2,745,387	1,568,800	1,331,081	—	—	—	17,639,456
Sevin Rosen	273,633	—	—	—	—	—	—	—	10,030,279	2,131,564	12,435,476
North Atlantic Capital	—	—	—	—	—	—	8,108,108	—	—	—	8,108,108
Albert R. Subbloie, Jr.	4,639,173	488,000	—	—	—	—	—	—	—	—	5,127,173
HO2.1	228,541	—	—	—	—	—	—	—	3,733,957	—	3,962,498
Axiom Venture Partners III, L.P.	—	—	—	—	—	2,353,200	1,283,784	—	—	—	3,636,984
Teachers Insurance and Annuity Association of America	—	—	—	—	—	—	—	—	3,187,653	—	3,187,653
U.S. Bank National Association, as Escrow Agent	229,619	—	—	—	—	—	—	—	2,185,079	250,532	2,665,230
Investor Growth Capital Limited	—	—	—	—	—	—	—	7,133,153	—	—	7,133,153
Investor Group, L.P.	—	—	—	—	—	—	—	3,057,065	—	—	3,057,065
Victor J. Nesi	1,624,764	—	—	—	—	—	—	—	—	—	1,624,764
Gary R. Martino	916,850	80,000	—	—	—	—	—	—	—	—	996,850
Convergent Investors VI, L.P.	115,633	—	—	—	—	—	—	—	1,330,318	—	1,445,951
OCI	—	—	—	—	—	—	—	—	—	—	—
Charles Gamble	135,822	20,000	—	—	—	—	—	—	—	—	155,822
Paul Schmidt	81,541	40,000	—	—	20,394	—	—	—	—	—	141,935
CVF, LLC	38,546	—	—	—	—	—	—	—	698,157	59,538	796,241
Steven Shwartz	220,000	104,828	44,566	63,728	39,220	78,440	—	—	—	—	550,782
Albert M. Rossini	235,643	—	—	—	—	—	—	—	—	—	235,643
Leonard J. Goldberg	230,000	335,350	—	—	—	—	—	—	—	—	565,350
Joseph M. Goldberg	215,000	313,900	—	—	—	—	—	—	—	—	528,900
Christopher T. Fraser	45,000	2,247	81,705	54,806	39,220	39,220	67,567	—	—	—	329,765
Andrew B. Esposito	400,000	—	—	—	—	—	—	—	—	—	400,000
Kaufman Family LLC	38,546	—	—	—	—	—	—	—	382,518	—	421,064
Rae Ko Fairfield	148,000	105,941	—	—	78,440	—	—	—	—	—	332,381
Jana Wilson	344,492	—	—	—	—	—	—	—	—	—	344,492
James Offerdahl	313,722	—	—	—	—	—	—	—	—	—	313,722
Venture Lending & Leasing IV, Inc.	—	—	—	—	—	—	—	—	—	—	—
Donna Reis	300,000	—	—	—	—	—	—	—	—	—	300,000
Gerald Kokos	—	—	—	—	—	—	—	—	—	—	—
Gregory Burkus	20,000	100,000	44,566	127,457	—	—	—	—	—	—	292,023
Stephano Kim	30,000	60,000	—	—	—	149,036	—	—	—	—	239,036
ORIX Venture Finance LLC	—	—	—	—	—	—	—	—	—	—	—
Paul White	167,228	—	—	—	—	—	—	—	—	—	167,228
Bard Financial Services, Inc. Profit Sharing Plan	50,000	72,550	—	—	—	—	—	—	—	—	122,550
Jay Steinberg and Melanie Steinberg (JTWROS)	50,000	73,000	—	—	—	—	—	—	—	—	123,000
Kenneth Spitzbard	35,000	43,423	—	19,118	23,532	—	—	—	—	—	121,073
Scott D. Porter	10,000	20,000	16,341	10,706	7,844	7,844	20,270	—	—	—	93,005
Comerica Bank - California	—	—	—	—	—	—	—	—	—	—	—
Jon Gassett	15,000	13,800	—	—	—	—	—	—	—	—	28,800
CME	—	—	—	—	—	—	—	—	—	—	—
Christopher DeBenedictis	20,000	—	—	—	7,844	—	—	—	—	—	27,844
Subbloie gift/family (see below)	70,000	—	—	—	—	—	—	—	—	—	70,000
Vertex Partners, L.P.	5,783	—	—	—	—	—	—	—	63,753	—	69,536
Joseph R. LeMay, Jr.	66,000	—	—	—	—	—	—	—	—	—	66,000
Mark Gorman	17,708	—	—	—	—	—	—	—	—	—	17,708
Aaron D. Konecky	—	32,800	—	—	—	—	—	—	—	—	32,800
Stan Katz	56,371	—	—	—	—	—	—	—	—	—	56,371
Robert Scinto	56,000	—	—	—	—	—	—	—	—	—	56,000
Tarrant Venture Partners, L.P.	54,774	—	—	—	—	—	—	—	—	—	54,774
G&H Partners	5,885	—	—	—	—	—	—	—	43,311	—	49,196
Eric Pias	40,000	—	—	—	—	—	—	—	—	—	40,000
David Toole	—	—	—	—	—	39,219	—	—	—	—	39,219
James A. Star	1,736	—	—	—	—	—	—	—	31,449	2,682	35,867
Jacques Management, LLC	772	—	—	—	—	—	—	—	32,152	2,743	35,667
David Eldredge	—	26,240	—	—	—	—	—	—	—	—	26,240
Michael Gorey	27,500	—	—	—	—	—	—	—	—	—	27,500
Denise Nesi	—	—	—	—	—	—	—	—	—	—	—
Pacific USA Design Group, Inc.	24,669	—	—	—	—	—	—	—	—	—	24,669
Bank of Southern Connecticut	—	—	—	—	—	—	—	—	—	—	—
James Gammon	19,999	—	—	—	—	—	—	—	—	—	19,999
Frank David Robertson	1,400	—	—	—	—	—	—	—	—	—	1,400
Richard Duffy	13,020	—	—	—	—	—	—	—	—	—	13,020
Comerica Incorporated	—	—	—	—	—	—	—	—	—	—	—
Michael Geier	10,833	—	—	—	—	—	—	—	—	—	10,833
PowerBridge LLC	—	—	—	—	—	—	—	—	—	—	—
Mark Reddert & Trix Lee, as Community Property	8,222	—	—	—	—	—	—	—	—	—	8,222
Peter Lynch	6,666	—	—	—	—	—	—	—	—	—	6,666
Robert M. Carter & Patrice R. Carter JTROS	6,201	—	—	—	—	—	—	—	—	—	6,201
Walter Fedorweicz	—	—	—	—	—	—	—	—	—	—	—

	ISSUED AND OUTSTANDING WARRANTS									OUTSTANDING	Fully Diluted
	Common	Series B	Series C	Series D	Series E	Series 1	Series 2	Series F
Shareholder	Stock	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	TOTAL	Stock Options	Shares	% Own
Edison Venture	—	—	—	—	—	—	—	—	—	—	17,639,456	18.07%
Sevin Rosen	—	—	—	—	—	—	—	—	—	—	12,435,476	12.74%
North Atlantic Capital	—	—	—	—	—	—	—	—	—	—	8,108,108	8.31%
Albert R. Subbloie, Jr.	100,000	—	—	—	—	—	—	—	100,000	2,383,719	7,610,892	7.80%
HO2.1	—	—	—	—	—	—	—	—	—	—	3,962,498	4.06%
Axiom Venture Partners III, L.P.	—	—	—	—	—	—	—	—	—	—	3,636,984	3.73%
Teachers Insurance and Annuity Association of America	—	—	—	—	—	—	—	—	—	—	3,187,653	3.27%
U.S. Bank National Association, as Escrow Agent	—	—	—	—	—	—	—	—	—	—	2,665,230	2.73%
Investor Growth Capital Limited	—	—	—	—	—	—	—	—	—	—	7,133,153	7.31%
Investor Group, L.P.	—	—	—	—	—	—	—	—	—	—	3,057,065	3.13%
Victor J. Nesi	—	—	—	—	—	—	—	—	—	—	1,624,764	1.66%
Gary R. Martino	5,000	—	—	—	—	—	—	—	5,000	1,325,000	2,326,850	2.38%
Convergent Investors VI, L.P.	—	—	—	—	—	—	—	—	—	—	1,445,951	1.48%
OCI	—	—	—	—	—	—	—	—	—	—	—	0.00%
Charles Gamble	—	—	—	—	—	—	—	—	—	780,800	936,622	0.96%
Paul Schmidt	—	—	—	—	—	—	—	—	—	675,000	816,935	0.84%
CVF, LLC	—	—	—	—	—	—	—	—	—	—	796,241	0.82%
Steven Shwartz	—	—	—	—	—	—	—	—	—	65,000	615,782	0.63%
Albert M. Rossini	—	—	—	—	—	—	—	—	—	542,857	778,500	0.80%
Leonard J. Goldberg	2,500	—	—	—	—	—	—	—	2,500	—	567,850	0.58%
Joseph M. Goldberg	—	—	—	—	—	—	—	—	—	—	528,900	0.54%
Christopher T. Fraser	5,000	—	—	—	—	—	—	—	5,000	65,000	399,765	0.41%
Andrew B. Esposito	—	—	—	—	—	—	—	—	—	—	400,000	0.41%
Kaufman Family LLC	—	—	—	—	—	—	—	—	—	—	421,064	0.43%
Rae Ko Fairfield	5,000	—	—	—	—	—	—	—	5,000	—	337,381	0.35%
Jana Wilson	—	—	—	—	—	—	—	—	—	—	344,492	0.35%
James Offerdahl	—	—	—	—	—	—	—	—	—	—	313,722	0.32%
Venture Lending & Leasing IV, Inc.	—	—	—	—	—	—	304,400	—	304,400	—	304,400	0.31%
Donna Reis	—	—	—	—	—	—	—	—	—	—	300,000	0.31%
Gerald Kokos	—	—	—	—	—	—	—	—	—	295,000	295,000	0.30%
Gregory Burkus	—	—	—	—	—	—	—	—	—	—	292,023	0.30%
Stephano Kim	—	—	—	—	—	—	—	—	—	—	239,036	0.24%
ORIX Venture Finance LLC	—	—	—	—	168,919	—	—	850,000	1,018,919	—	1,018,919	1.04%
Paul White	—	—	—	—	—	—	—	—	—	—	167,228	0.17%
Bard Financial Services, Inc. Profit Sharing Plan	2,500	—	—	—	—	—	—	—	2,500	—	125,050	0.13%
Jay Steinberg and Melanie Steinberg (JTWROS)	—	—	—	—	—	—	—	—	—	—	123,000	0.13%
Kenneth Spitzbard	—	—	—	—	—	—	—	—	—	—	121,073	0.12%
Scott D. Porter	2,500	—	—	—	—	—	—	—	2,500	—	95,505	0.10%
Comerica Bank - California	—	50,000	15,000	28,238	—	—	—	—	93,238	—	93,238	0.10%
Jon Gassett	—	—	—	—	—	—	—	—	—	45,000	73,800	0.08%
CME	80,000	—	—	—	—	—	—	—	80,000	—	80,000	0.08%
Christopher DeBenedictis	—	—	—	—	—	—	—	—	—	50,000	77,844	0.08%
Subbloie gift/family (see below)	—	—	—	—	—	—	—	—	—	—	70,000	0.07%
Vertex Partners, L.P.	—	—	—	—	—	—	—	—	—	—	69,536	0.07%
Joseph R. LeMay, Jr.	—	—	—	—	—	—	—	—	—	—	66,000	0.07%
Mark Gorman	—	—	—	—	—	—	—	—	—	45,000	62,708	0.06%
Aaron D. Konecky	—	—	—	—	—	—	—	—	—	—	32,800	0.03%
Stan Katz	—	—	—	—	—	—	—	—	—	—	56,371	0.06%
Robert Scinto	—	—	—	—	—	—	—	—	—	—	56,000	0.06%
Tarrant Venture Partners, L.P.	—	—	—	—	—	—	—	—	—	—	54,774	0.06%
G&H Partners	—	—	—	—	—	—	—	—	—	—	49,196	0.05%
Eric Pias	—	—	—	—	—	—	—	—	—	—	40,000	0.04%
David Toole	—	—	—	—	—	—	—	—	—	—	39,219	0.04%
James A. Star	—	—	—	—	—	—	—	—	—	—	35,867	0.04%
Jacques Management, LLC	—	—	—	—	—	—	—	—	—	—	35,667	0.04%
David Eldredge	—	—	—	—	—	—	—	—	—	—	26,240	0.03%
Michael Gorey	—	—	—	—	—	—	—	—	—	—	27,500	0.03%
Denise Nesi	25,000	—	—	—	—	—	—	—	25,000	—	25,000	0.03%
Pacific USA Design Group, Inc.	—	—	—	—	—	—	—	—	—	—	24,669	0.03%
Bank of Southern Connecticut	20,000	—	—	—	—	—	—	—	20,000	—	20,000	0.02%
James Gammon	—	—	—	—	—	—	—	—	—	—	19,999	0.02%
Frank David Robertson	—	—	—	—	—	—	—	—	—	13,323	14,723	0.02%
Richard Duffy	—	—	—	—	—	—	—	—	—	—	13,020	0.01%
Comerica Incorporated	—	—	—	—	—	12,526	—	—	12,526	—	12,526	0.01%
Michael Geier	—	—	—	—	—	—	—	—	—	—	10,833	0.01%
PowerBridge LLC	10,000	—	—	—	—	—	—	—	10,000	—	10,000	0.01%
Mark Reddert & Trix Lee, as Community Property	—	—	—	—	—	—	—	—	—	—	8,222	0.01%
Peter Lynch	—	—	—	—	—	—	—	—	—	—	6,666	0.01%
Robert M. Carter & Patrice R. Carter JTROS	—	—	—	—	—	—	—	—	—	—	6,201	0.01%
Walter Fedorweicz	6,000	—	—	—	—	—	—	—	6,000	—	6,000	0.01%

TANGOE, INC.

CAP TABLE

AS OF JULY 28, 2008

	Issued and Outstanding Stock
		Series A	Series B	Series C	Series D	Series D1	Series E	Series F	Series 1	Series 2
Shareholder	Common Stock	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Total
Mary Ann Lewis	5,625	—	—	—	—	—	—	—	—	—	5,625
Alan D. Ferber	4,962	—	—	—	—	—	—	—	—	—	4,962
Cheryl Sennett	4,510	—	—	—	—	—	—	—	—	—	4,510
Tim Speevack	3,791	—	—	—	—	—	—	—	—	—	3,791
Yan Jin	3,541	—	—	—	—	—	—	—	—	—	3,541
Yujin Lee Kim	2,916	—	—	—	—	—	—	—	—	—	2,916
Murali Chegu	2,750	—	—	—	—	—	—	—	—	—	2,750
Sushil Kambampati	2,560	—	—	—	—	—	—	—	—	—	2,560
Tom Beaumont	—	—	—	—	—	—	—	—	—	—	—
Scott Hudnall	2,000	—	—	—	—	—	—	—	—	—	2,000
Dianne T. Cash	1,979	—	—	—	—	—	—	—	—	—	1,979
Ben Michaud	1,966	—	—	—	—	—	—	—	—	—	1,966
Ken Tanoury	1,770	—	—	—	—	—	—	—	—	—	1,770
Fangping Chen	1,624	—	—	—	—	—	—	—	—	—	1,624
Payal Shah	1,354	—	—	—	—	—	—	—	—	—	1,354
Thomas Cullinane	1,566	—	—	—	—	—	—	—	—	—	1,566
Luana Vaupotic	1,249	—	—	—	—	—	—	—	—	—	1,249
Michael Paulsmeyer	1,124	—	—	—	—	—	—	—	—	—	1,124
Timothy Reidy & Cynthia Reidy	990	—	—	—	—	—	—	—	7,281	—	8,271
James Buckley	937	—	—	—	—	—	—	—	—	—	937
Jenny Hu	625	—	—	—	—	—	—	—	—	—	625
William Marsh	106,478	—	—	—	—	—	—	—	—	—	106,478
Robert Whitmore	78,124	—	—	—	—	—	—	—	—	—	78,124
Terri Daniele	5,000	—	—	—	—	—	—	—	—	—	5,000
Schell Carpenter	21,400	—	—	—	—	—	—	—	—	—	21,400
Nathan Little	24,009	—	—	—	—	—	—	—	—	—	24,009
Jennifer Clower Brown	8,911	—	—	—	—	—	—	—	—	—	8,911
Michael Cohen	16,963	—	—	—	—	—	—	—	—	—	16,963
Ray J. Sapinoro	9,137	—	—	—	—	—	—	—	—	—	9,137
Sanjeev Archarya	5,833	—	—	—	—	—	—	—	—	—	5,833
Lawrence Seifert	18,896	—	—	—	—	—	—	—	—	—	18,896
Richard S. Pontin	—	—	—	—	—	—	—	—	—	—	—
Scott E. Snyder	—	—	—	—	—	—	—	—	—	—	—
Christopher J. Mezzatesta	—	—	—	—	—	—	—	—	—	—	—

Total Issued and Outstanding	12,007,882	1,932,079	8,357,642	4,099,539	2,961,881	4,235,759	10,810,810	10,190,218	21,725,907	2,447,059	78,768,776

MERGER SHARES NOT ISSUED	872,202								124,990	58,295	1,055,487
OPTIONS OUTSTANDING BUT NOT LISTED ON THIS CAP TABLE
OPTIONS AVAILABLE TO BE ISSUED

TOTAL SHARES	12,880,084	1,932,079	8,357,642	4,099,539	2,961,881	4,235,759	10,810,810	10,190,218	21,850,897	2,505,354	79,824,263

	ISSUED AND OUTSTANDING WARRANTS									OUTSTANDING	Fully Diluted
	Common	Series B	Series C	Series D	Series E	Series 1	Series 2	Series F
Shareholder	Stock	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	TOTAL	Stock Options	Shares	% Own
Mary Ann Lewis	—	—	—	—	—	—	—	—	—	—	5,625	0.01%
Alan D. Ferber	—	—	—	—	—	—	—	—	—	—	4,962	0.01%
Cheryl Sennett	—	—	—	—	—	—	—	—	—	—	4,510	0.00%
Tim Speevack	—	—	—	—	—	—	—	—	—	—	3,791	0.00%
Yan Jin	—	—	—	—	—	—	—	—	—	—	3,541	0.00%
Yujin Lee Kim	—	—	—	—	—	—	—	—	—	—	2,916	0.00%
Murali Chegu	—	—	—	—	—	—	—	—	—	—	2,750	0.00%
Sushil Kambampati	—	—	—	—	—	—	—	—	—	—	2,560	0.00%
Tom Beaumont	2,500	—	—	—	—	—	—	—	2,500	—	2,500	0.00%
Scott Hudnall	—	—	—	—	—	—	—	—	—	—	2,000	0.00%
Dianne T.Cash	—	—	—	—	—	—	—	—	—	—	1,979	0.00%
Ben Michaud	—	—	—	—	—	—	—	—	—	—	1,966	0.00%
Ken Tanoury	—	—	—	—	—	—	—	—	—	—	1,770	0.00%
Fangping Chen	—	—	—	—	—	—	—	—	—	—	1,624	0.00%
Payal Shah	—	—	—	—	—	—	—	—	—	—	1,354	0.00%
Thomas Cullinane	—	—	—	—	—	—	—	—	—	—	1,566	0.00%
Luana Vaupotic	—	—	—	—	—	—	—	—	—	—	1,249	0.00%
Michael Paulsmeyer	—	—	—	—	—	—	—	—	—	—	1,124	0.00%
Timothy Reidy & Cynthia Reidy	—	—	—	—	—	—	—	—	—	—	8,271	0.01%
James Buckley	—	—	—	—	—	—	—	—	—	—	937	0.00%
Jenny Hu	—	—	—	—	—	—	—	—	—	—	625	0.00%
William Marsh	—	—	—	—	—	—	—	—	—	—	106,478	0.11%
Robert Whitmore	—	—	—	—	—	—	—	—	—	421,876	500,000	0.51%
Terri Daniele	—	—	—	—	—	—	—	—	—	—	5,000	0.01%
Schell Carpenter	—	—	—	—	—	—	—	—	—	—	21,400	0.02%
Nathan Little	—	—	—	—	—	—	—	—	—	—	24,009	0.02%
Jennifer Clower Brown	—	—	—	—	—	—	—	—	—	—	8,911	0.01%
Michael Cohen	—	—	—	—	—	—	—	—	—	—	16,963	0.02%
Ray J. Sapinoro	—	—	—	—	—	—	—	—	—	—	9,137	0.01%
Sanjeev Archarya	—	—	—	—	—	—	—	—	—	—	5,833	0.01%
Lawrence Seifert	—	—	—	—	—	—	—	—	—	—	18,896	0.02%
Richard S. Pontin	—	—	—	—	—	—	—	—	—	1,797,665	1,797,665	1.84%
Scott E. Snyder	—	—	—	—	—	—	—	—	—	731,014	731,014	0.75%
Christopher J. Mezzatesta	—	—	—	—	—	—	—	—	—	479,808	479,808	0.49%

Total Issued and Outstanding	266,000	50,000	15,000	28,238	168,919	12,526	304,400	850,000	1,695,083	9,716,062	90,179,921	92.38%

MERGER SHARES NOT ISSUED											1,055,487	1.08%
OPTIONS OUTSTANDING BUT NOT LISTED ON THIS CAP TABLE										3,067,048	3,067,048	3.14%
OPTIONS AVAILABLE TO BE ISSUED										3,313,820	3,313,820	3.39%

TOTAL SHARES	266,000	50,000	15,000	28,238	168,919	12,526	304,400	850,000	1,695,083	16,096,930	97,616,276	100.00%

	Common	Series A	Series B	Series C	Series D	Series D1	Series E	Series F	Series 1	Series 2	Total
	Stock	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Shares
FULLY DILUTED	29,243,014	1,932,079	8,407,642	4,114,539	2,990,119	4,235,759	10,979,729	11,040,218	21,863,423	2,809,754	97,616,276

%FULLY DILUTED	29.96%	1.98%	8.61%	4.22%	3.06%	4.34%	11.25%	11.31%	22.40%	2.88%	100.00%

Total Shares to reserve for	97,616,276	1,932,079	8,407,642	4,114,539	2,990,119	4,235,759	10,979,729	11,040,218	21,863,423	2,809,754
Total shares authorized by certificate	103,000,000	3,780,000	8,407,642	4,114,539	2,990,119	4,235,759	10,979,729	11,040,218	21,863,424	2,809,755